Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Bradley J. Holly, Chairman, President and Chief Executive Officer, Michael J. Stevens, Senior Vice President and Chief Financial Officer, and Bruce R. DeBoer, Senior Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of March, 2019.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Bradley J. Holly, Chairman, President and Chief Executive Officer, Michael J. Stevens, Senior Vice President and Chief Financial Officer, and Bruce R. DeBoer, Senior Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of March, 2019.

/s/ James E. Catlin
James E. Catlin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Bradley J. Holly, Chairman, President and Chief Executive Officer, Michael J. Stevens, Senior Vice President and Chief Financial Officer, and Bruce R. DeBoer, Senior Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of March, 2019.

/s/ Philip E. Doty
Philip E. Doty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Bradley J. Holly, Chairman, President and Chief Executive Officer, Michael J. Stevens, Senior Vice President and Chief Financial Officer, and Bruce R. DeBoer, Senior Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of March, 2019.

/s/ William N. Hahne
William N. Hahne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Bradley J. Holly, Chairman, President and Chief Executive Officer, Michael J. Stevens, Senior Vice President and Chief Financial Officer, and Bruce R. DeBoer, Senior Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of March, 2019.

/s/ Carin S. Knickel
Carin S. Knickel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Bradley J. Holly, Chairman, President and Chief Executive Officer, Michael J. Stevens, Senior Vice President and Chief Financial Officer, and Bruce R. DeBoer, Senior Vice President, General Counsel and Corporate Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Whiting Petroleum Corporation (the “Company”) to this Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 14th day of March, 2019.

/s/ Michael B. Walen
Michael B. Walen